SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 3, 1996


                   Universal Stainless & Alloy Products, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                      0-25032                        25-1724540
(State or other                (Commission                    (IRS Employer
jurisdiction of               File Number)                    Identification
incorporation)                                                    Number)



               600 Mayer Street, Bridgeville, Pennsylvania 15017
          (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number, including area code:
                                 (412) 257-7600












                                                             Page 1 of 2 Pages.

364451.1

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Item 5.  Other Events.

                  In a press release, dated May 3, 1996, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein, the Registrant announced it is revising downward its earnings expectations for the second quarter ended June 30, 1996, due to a heightened volatility in some of its markets.


Item 7.  Financial Statements and Exhibits.

                  (c)               Exhibits.

                           99.1     Press Release dated May 3, 1996.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Universal Stainless & Alloy Products, Inc.
                                  (Registrant)



Date: May 14, 1996                By:       /s/ Clarence M. McAninch
                                           -------------------------
                                           Name: Clarence M. McAninch
                                           Title: President and
                                                  Chief Executive Officer



                                                             Page 2 of 2 Pages


364451.1

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                                 EXHIBIT INDEX

Exhibit

99.1 -            Press release of the Registrant, dated May 3, 1996.